                                                                      EXHIBIT 24
                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                 E. EUGENE BISHOP
                                            --------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                 ARTHUR E. BYRNES
                                            --------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                    JOHN E. DOLAN
                                             --------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                     JACK EDWARDS
                                             ---------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                               JAMES C. HUNTINGTON, JR.
                                            -----------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                  WILLARD L. HURLEY
                                            -----------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                 WILLIAM E. KASSLING
                                            ----------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                 WILLIAM G. ROTH
                                            -------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                             CARL A. TORBERT, JR.
                                          -------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                 KONRAD M. WEIS
                                            ------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                 ROBERT C. WILBURN
                                            --------------------------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Carl A. Torbert, Jr., Ernest F. Ladd III and James J. Puhala, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Dravo Corporation), to sign the Form 10-K Annual Report of Dravo Corporation for the year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     WITNESS the due execution hereof this 27th day of January, 1994.


                                                 ERNEST F. LADD III
                                            ---------------------------